UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 23, 2009

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GLOBALPAYNET HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Nevada	000-51769	98-0458087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Columbia Tower, 701 Fifth Ave., Suite 4200, Seattle, WA     98104

(Address of Principal Executive Offices)     (Zip Code)

(206) 262-7533

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.

Entry into a Material Definitive Agreement

On December 23, 2009, GlobalPayNet Holdings, Inc. (the “Company”) entered into a Non-U.S. Share Private Placement Subscription Agreement with Pictet Private Equity Investors SA, a Switzerland entity, whereby it sold 2,000,000 shares of its common stock, par value $.001 (the “Common Stock”), for an aggregate purchase price of $900,000.

The securities sold in this transaction have not been registered under the Securities Act of 1933, as amended (the “Act”) and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. This sale is exempt under Regulation S of the Securities Act of 1933 as no offers or sales were made to United States persons.

The foregoing description is qualified in its entirety by the agreement and the other instruments relating to the documents attached to this Current Report on Form 8-K.

ITEM 3.02.

Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

IITEM 9.01.

Financial Statements and Exhibits

(d)

Exhibits.

The following exhibits are filed with this Report on Form 8-K:

Exhibit	Description
10.1	Non-US Share Private Placement Subscription Agreement with Pictet Private Equity Investors SA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 30, 2009

GLOBALPAYNET HOLDINGS, INC.

By:	/s/ ALAIN GHIAI
Name:	Alain Ghiai
Title:	Chief Executive Officer

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